UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2021

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Kautz Road, Suite 600, West Chicago, IL  60185
(Address of principal executive offices) (Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	TWI	New York Stock Exchange

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 3.02. Unregistered Sales of Equity Securities
As previously disclosed, on February 11, 2019, Titan International, Inc. ("Titan" or the "Company") entered into a definitive agreement (the "Agreement") with an affiliate of the Russian Direct Investment Fund (the “RDIF affiliate”) relating to the previously announced settlement put option that was exercised by the RDIF affiliate. Under the terms of the Agreement, in full satisfaction of the settlement put option that was exercised by the RDIF affiliate, the Company paid $25 million in cash to the RDIF affiliate at the closing of the transaction on February 22, 2019, and agreed, subject to the completion of regulatory approval, to issue 4,032,259 shares of restricted Titan common stock (the “Titan Restricted Stock”) to the RDIF affiliate in a private placement. In December 2020, in connection with its liquidation, the RDIF affiliate transferred its right to receive the Titan Restricted Stock to its equity holders (the “RDIF equity holders”). The regulatory approval was received in November 2021 and on December 17, 2021, the Company issued the Titan Restricted Stock to the RDIF equity holders. Based on the terms of the Agreement, the Company retains the right to buy back the Titan Restricted Stock from the RDIF equity holders for $25 million until February 12, 2022.

The issuance of the Titan Restricted Stock was undertaken by the Company without registration, in a private placement, in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D as promulgated by the Securities Exchange Commission under the Securities Act. The Company is relying on such exemptions based in part on representations made by the RDIF equity holders, including representations with respect to the RDIF equity holders’ status as accredited investors and investment intent with respect to the Titan Restricted Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)
Date:	December 21, 2021	By:	/s/ DAVID A. MARTIN
David A. Martin
SVP and Chief Financial Officer
(Principal Financial Officer)